                                                                    EXHIBIT 10.4


                             STOCKHOLDERS AGREEMENT



                 This Stockholders Agreement (this "Agreement"), dated as of May 15, 1996, is among BACE Investments, LLC, a Colorado limited liability company ("Bace"), Mesirow Capital Partners VI, an Illinois limited partnership ("Mesirow"), The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership ("Edgewater," Mesirow and Edgewater together with any other parties to this Agreement who purchase shares of Preferred Stock pursuant to the Investment Agreement (as each term is defined below) or successors or assigns of such purchasers, being collectively referred to as the "Purchasers"), Richard M. Tyler ("Tyler") and Craig J. Zoellner ("Zoellner"), and each other holder of record of Common Stock, as defined herein, or an option to acquire Common Stock who may execute this Agreement or hereafter execute a separate agreement to be bound by the terms hereof ( Bace, Purchaser and each other person that may become a party hereto as contemplated hereby are hereinafter collectively referred to as the "Parties" and individually a "Party"), and RentX Industries, Inc., a Delaware corporation (the "Corporation").


                                    RECITALS

                 WHEREAS, the Corporation has authorized capital stock consisting of 233,900 shares of Class A Common Stock, 12,350 shares of nonvoting Class B Common Stock, 15,000 shares of convertible Series A Preferred Stock, $1.00 par value per share (the "Series A Preferred"), and 200 shares of convertible Series B Preferred Stock, $1.00 par value (the "Series B Preferred") having the respective rights and powers set forth in the certificate of incorporation of the Corporation (as amended from time to time, the "Charter");

                 WHEREAS, the Parties are the legal and beneficial owners of all of the issued and outstanding shares of Capital Stock (as defined below) of the Corporation on the date hereof; and

                 WHEREAS, the Parties have agreed, among other things, to make certain provisions for the management of the Corporation and its subsidiaries, and to restrict the transfer of their Capital Stock.

                 NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Parties and the Corporation agree as follows:
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                                   ARTICLE 1

                             CERTAIN DEFINED TERMS

                 1.1 Certain Terms. In addition to terms defined elsewhere in this Agreement, for purposes of this Agreement, except as otherwise set forth herein or the context otherwise requires, the following terms shall have the following meanings:

                 "Accredited Investor" shall have the meaning set forth in Regulation D or any successor rule then in effect.

                 "Accredited Party" has the meaning set forth in Section 3.1(c)(i).

                 "Affiliate" of a Party means (i) in all cases, any person or entity controlling, controlled by or under common control with, such Party,
(ii) in the case of Mesirow, Mesirow Financial Services, Inc. ("MFS"), any of the general or limited partners of Mesirow, any general or limited partners of such partners, any person or entity controlling, controlled by or under common control with Mesirow or MFS, Edgewater or any Affiliate of Edgewater, (iii) in the case of Edgewater, Gordon Management, Inc. ("GMI"), any of the general or limited partners of Edgewater, any general or limited partners of such partners, any person or entity controlling, controlled by or under common control with Edgewater or GMI, Mesirow or any Affiliate of Mesirow, (iv) in the case of a Party who is a natural person, such Party's spouse, the issue of such Party or such Party's spouse (including any by adoption), such Party's estate and any trust entirely for the benefit of any one or more of such Party, such Party's estate, such Party's spouse and the issue of such Party or such Party's spouse (including any by adoption), (v) in the case of Bace, Tyler, Zoellner, any Affiliate of Tyler, any Affiliate of Zoellner or any employee of Bace other than Tyler or Zoellner (a "Bace Employee"), (vi) in the case of Tyler, any Affiliate of Tyler or any Bace Employee, Zoellner or any Affiliate of Zoellner, and (vii) in the case of Zoellner, any Affiliate of Zoellner or any Bace Employee, Tyler or any Affiliate of Tyler.

                 "Board of Directors" means the board of directors of the Corporation.

                 "Capital Stock" means the Common Stock, the Preferred Stock and any other class of capital stock of the Corporation that may be outstanding from time to time.

                 "Class A Common Stock" means the Class A Common Stock of the Corporation, par value $.01 per share.

                 "Class B Common Stock" means the Class B Common Stock of the Corporation, par value $.01 per share, which stock generally is nonvoting.





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                 "Common Stock" means the Class A Common Stock and the Class B
Common Stock.

                 "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including (without limitation) the Series A Preferred and the Series B Preferred.

                 "Fully Diluted Common Stock" means, at any time, the then outstanding Common Stock of the Corporation plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

                 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 "Investment Agreement" means the Investment Agreement dated as of May 15, 1996, among the Corporation, the Purchasers and Bace, as may be amended from time to time.

                 "Preferred Stock" means the Series A Preferred Stock and the Series B Preferred Stock of the Corporation, par value $1.00 per share.

                 "Qualified Public Offering" means the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act, of Common Stock which results in public ownership of not less than 25% of the Fully Diluted Common Stock of the Corporation, which shares of Common Stock are listed upon the New York Stock Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market and which offerings shall have resulted in the receipt by the Corporation of aggregate cash proceeds (after deduction of underwriting discounts and the costs associated with the offerings) of at least $8 million and with the average price in such offering or offerings reflecting a valuation of the Fully Diluted Common Stock (excluding shares being issued in the offering or offerings) aggregating at least $30 million.

                 "Regulation D" means Regulation D promulgated by the SEC under the Securities Act, as amended from time to time.

                 "SEC" means the Securities and Exchange Commission or any successor governmental agency.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.





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                 "Subsidiary" means any corporation or other entity, a majority of whose capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time held by the Corporation or any Subsidiary thereof.


                                   ARTICLE 2

              MANAGEMENT OF THE CORPORATION AND CERTAIN ACTIVITIES

                 2.1  Board of Directors.

                 (a) The Parties and the Corporation hereby acknowledge and agree that the Board of Directors shall consist of five members; provided, that either the Purchasers or Bace may elect to increase the size of the Board of Directors to seven members at any time by notice given to the Corporation.
Bace shall be entitled to designate two of the directors (or three if the Board of Directors has seven members) and the Purchasers shall be entitled to designate the remaining three directors (or four if the Board of Directors has seven members) at all times during the term of this Agreement. Accordingly, the Parties and the Corporation agree to take all action within their respective power, including, but not limited to, the voting of Capital Stock, required to cause the Board of Directors to at all times (i) consists of five members (or seven at the election of the Purchasers or Bace) and (ii) include two designees (or three if the Board of Directors has seven members) of Bace, as determined in its sole discretion, and three designees (or four if the Board of Directors has seven members) of the Purchasers, as determined in their sole discretion. The Corporation agrees that it shall cause the board of directors of any and all Subsidiaries of the Corporation to consist of the same members as of the Board of Directors. The Parties further agree that, unless the Board of Directors concludes in good faith that such person has committed misconduct or otherwise is unfit to serve as an officer of the Corporation, that the Parties agree to take all action within their respective power to cause each of Tyler and Zoellner to continue to be elected as a vice president of the Corporation.

                 (b) In the event that any director (a "Withdrawing Director") designated pursuant to Section 2.1(a) is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors will be designated by the persons or entities entitled to designate such director pursuant to Section 2.1(a); provided, that a director designated pursuant to Section 2.1(a) may only be removed by the person or entity entitled to designate such director pursuant to Section 2.1(a). The Corporation and each of the Parties agree to take all action within its or his power, including, but not limited to, the voting of Capital Stock, to cause the election of such Substitute Director as soon as practicable following such designation.

                 (c) In the event a Party ceases to be entitled to designate directors pursuant to this Agreement, the vacancy or vacancies resulting therefrom shall be filled by the directors or





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by the stockholders in the manner provided by applicable law.  In the event a
Party chooses not to designate any director or directors, such directorship or directorships shall not otherwise be filled and the size of the Board of Directors shall be correspondingly reduced until such time as such Party elects to designate a director or directors in accordance with this Agreement.

                 (d) The Corporation and the Parties agree that no action shall be taken at any meeting of the Board of Directors unless each director shall receive at least one business day's notice of such meeting or shall waive such notice. The Corporation and each of the Parties agree to take all action within its or his power, including, but not limited to, the voting of Capital Stock, to prevent action from being taken without such notice unless such notice is waived by all of the members of the Board of Directors.

                 (e) The Corporation and the Parties shall vote to approve and adopt by-laws and amendments to the Charter and to take such other actions in furtherance of, and to give effect to, the agreements and provisions set forth in this Agreement and the Investment Agreement, and shall not vote to repeal or adopt any by-law or amendment to the Charter or take any other action in violation of, or inconsistent with, such agreements and provisions, including, without limitation, the provisions of Section 2.1(a) of this Agreement or of the Investment Agreement.

                 2.2 Non-Compete; Fiduciary Duties. It is understood and accepted that a Party may not have any interests (other than the ownership of not more than 5% of the common stock of a publicly held entity in which such party does not have any other involvement) or engage in any other business ventures which compete in any material respect with the activities of the Corporation and its Subsidiaries. Except as provided below in this Section 2.2, nothing in this Agreement, express or implied, shall relieve any officer or director of the Corporation or any of its Subsidiaries, or any Party, of any fiduciary or other duties or obligations they may have to the Corporation's stockholders. Notwithstanding anything to the contrary set forth above in this
Section 2.2 or in the Corporation's Charter, the Parties acknowledge and agree that the business of the Corporation (the "Business") shall be limited to engaging in (a) construction and industrial equipment rentals, general tool and equipment rentals, event and party rentals and related activities and (b) such other business activities as the Corporation shall hereafter, with the consent of a majority of the Board of Directors (including the approval of a majority of the members of the Board of Directors designated by the Purchasers), be engaged in or have determined to engage in. Consequently, (x) the "corporate opportunities" doctrine shall not apply to: (i) any activities or opportunities outside the scope of the Business set forth in clause (a) of the preceding sentence or (ii) prior to a Qualified Public Offering, activities referred to in clause (b) of the preceding sentence ("Non-RentX Activities") unless the consent of Bace, Tyler, Zoellner or at least one member of the Board of Directors designated by Bace, so long as Bace is permitted to make such designation, has been given in connection with the determination for the Corporation to engage in such activities; and (y) except as set forth in subsection (x)(ii), no officer or director of the Corporation or any of its Subsidiaries, or any Party, shall have any fiduciary or other duties, obligations or liabilities with respect to any Non-RentX Activities which such officer, director or Party pursues outside of the Corporation (it





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being understood that this provision in no way limits fiduciary or other obligations to maintain the confidentiality of confidential information of the Corporation or its Subsidiaries or refrain from using such information or other assets of the Corporation in connection with Non-RentX Activities pursued outside of the Corporation; provided, however, no such officer, director or other Party shall have any obligation to maintain the confidentiality of, or refrain from using, any confidential information with respect to Non-RentX Activities (A) which becomes generally known to and available for use by the public other than as a result of a disclosure by such officer, director or other Party, (B) with respect to which such officer's, director's or other Party's duty of confidentiality is waived by the Corporation, (C) if required by applicable law, regulation or order of any governmental agency or court of competent jurisdiction, (D) which was known to the public when received by such officer, director or other Party or (E) which is lawfully obtained by such officer, director or other Party from other sources).

                 2.3 Availability of Common Stock. The Parties and the Corporation agree that the Corporation shall at all times when any shares of Preferred Stock are outstanding have available and reserved sufficient shares of authorized but unissued shares or treasury shares of Common Stock for issuance upon any conversion of Preferred Stock, and the Parties and the Corporation agree to take all action with their respective power, including, but not limited to the voting of Capital Stock, required to cause all such Common Stock to be available for such issuance upon conversion at all times.

                 2.4 Liquidity Events. The Parties agree that the Purchasers shall have control over a merger or consolidation of the Corporation, the sale or other disposition of all or a majority of its assets or capital, a public offering of Capital Stock or a dissolution or liquidation of the Corporation (collectively, "Liquidity Events") and agree to cooperate as reasonably requested by the Purchasers and take all action within their respective power (including, but not limited to, the voting of Capital Stock and using all reasonable efforts to have their designees on the Board of Directors vote as directors) to consummate a Liquidity Event designated by the Purchasers, it being understood that the Corporation shall bear all of the Parties' reasonable out-of-pocket expenses in connection therewith. Without limiting the generality of the foregoing, each of Bace and the other Parties (other than the Purchasers), agrees (i) to sell the shares of Common Stock and Common Stock Equivalents held by him on the same basis as the Purchasers in connection with any Liquidity Event structured as a sale of Common Stock or Common Stock Equivalents, (ii) in connection with any Liquidity Event structured as a merger, consolidation or sale of assets, to not perfect or enforce any rights they might otherwise have to demand an appraisal for the shares of Common Stock or Common Stock Equivalents held by them and (iii) to refrain from otherwise attempting to impede, delay or prevent the consummation of a Liquidity Event sought by the Purchasers.





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                                   ARTICLE 3

                             TRANSFER OF SECURITIES

                 3.1 Transfers. During the term hereof, no Party shall sell, transfer or otherwise dispose of, hypothecate or otherwise encumber (voluntarily or involuntarily) (any such sale, transfer, disposition, hypothecation or encumbrance being referred to as a "transfer") any Common Stock or Common Stock Equivalents except as expressly permitted in any subsection of this Section 3.1.

                 (a) A Party may transfer shares of Common Stock or Common Stock Equivalents, to an Affiliate thereof; provided, that (i) such Party first delivers to the Corporation the written representation of such Party and such Affiliate, expressly for the benefit of the Corporation and the other Parties, that such transfer is not being made for purposes of circumventing the provisions of this Article 3 and that such Affiliate agrees to be bound by the terms and provisions of this Agreement and (ii) the Corporation determines, in its reasonable discretion, that such representation is true. Notwithstanding the foregoing, none of Bace, Tyler, Zoellner or any Bace Employee may transfer shares of Common Stock or Common Stock Equivalents pursuant to this Section 3.1(a) (other than to Tyler, Zoellner or Bace, so long as a majority of the voting rights and equity ownership with respect to Bace continues to be held by Tyler or Zoellner) unless Tyler, Zoellner and Bace (but only counting Bace if a majority of the voting rights and equity ownership with respect to Bace continues to be held by Tyler or Zoellner) continue to hold in the aggregate a majority of Series B Preferred Stock and the Common Stock Equivalents relating thereto.

                 (b) A Party may transfer shares of Common Stock or Common Stock Equivalents pursuant to a registered public offering or pursuant to Rule 144 (other than Subsection (k) thereof) promulgated under the Securities Act or any successor rule or regulation then in place.

                 (c) A Party (the "Transferor") may at any time give written notice (the "Transferor's Notice") to the Corporation and the other Parties (the "Other Parties") that it has received a bona fide written offer to purchase any or all shares of such Party's Common Stock or Common Stock Equivalents and that such Party desires to transfer any or all of such shares or Common Stock Equivalents. The Transferor's Notice shall specify the proposed transferee thereof, all material terms of the proposed transaction, including the number of shares of Common Stock or Common Stock Equivalents to be transferred and the amount and type of consideration to be received therefor, shall be accompanied by a copy of such bona fide offer, and shall contain an undertaking by the proposed transferee to honor any Participation Offer (as defined below) which is made in accordance with the terms hereof and shall contain the following offers:

                 (i) The Transferor shall offer to sell (the "First Option") all such shares or Common Stock Equivalents to the Corporation for cash at the same price per share or





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         per Common Stock Equivalent as to be paid by the proposed transferee.
         Regardless of whether the Corporation exercises the First Option, to the extent the consideration to be paid by the proposed transferee consists of assets other than cash, the cash equivalent of such consideration shall be determined reasonably and in good faith by the Corporation. The cash equivalent determination required by the preceding sentence, as well as the decision whether or not the Corporation will accept the First Option, in any particular instance shall be made by the Board of Directors, excluding therefrom any directors designated by the Transferor or the proposed transferee (or any Affiliate thereof), who may be counted for quorum purposes but shall abstain from any such decision, utilizing any method and/or advisory assistance the Board of Directors deems appropriate, and the Corporation shall give the Transferor and the Other Parties written notice of such determination within 20 days after receipt of the Transferor's Notice. If the Corporation (A) fails to notify the Transferor in writing within 20 days after receipt of the Transferor's Notice that it elects to accept the First Option or (B) by written notice rejects the First Option, in whole or in part, the Transferor shall offer to sell (the "Second Option") the shares or Common Stock Equivalents not so purchased by the Corporation to the Other Parties who are Accredited Investors and any Affiliate of an Other Party that is not an Accredited Investor so designated by such Other Party if such Affiliate is an Accredited Investor (collectively, the "Accredited Parties") for cash at the same price as the Corporation is entitled to purchase such shares or Common Stock Equivalents pursuant to the First Option. The Accredited Parties may purchase the shares or Common Stock Equivalents so offered in the proportions upon which they mutually agree, or, if they are unable to agree upon an allocation of such shares or Common Stock Equivalents among themselves, then in proportion to the number of shares of Fully Diluted Common Stock owned by each such Accredited Party who wishes to participate in the purchase of such shares or Common Stock Equivalents pursuant to the Second Option. The Second Option may be accepted by one or more of such Accredited Parties by written notice delivered to the Transferor within thirty days after receipt of the Transferor's Notice. Unless, through exercise of the First Option and the Second Option, all the shares or Common Stock Equivalents proposed to be transferred in the Transferor's Notice are to be acquired by the Corporation and Other Parties, the Transferor may transfer all shares or Common Stock Equivalents covered by the Transferor's Notice to the proposed transferee upon the terms of such transfer set forth in the Transferor's Notice, and, if the Participation Offer described in clause (ii) below has been accepted, subject to and in compliance with the Participation Offer; provided, however, that such transfer must occur no later than 75 days after the date the Transferor's Notice was received by the Corporation or five days after the expiration or termination of any waiting period applicable to such transfer pursuant to the HSR Act, whichever is later. If the First Option or the Second Option, as the case may be, is accepted in a manner such that all shares or Common Stock Equivalents covered by the Transferor's Notice are to be purchased, the Transferor shall, except as otherwise required by clause (ii) below, transfer all such shares or Common Stock Equivalents (free of all liens and encumbrances except this Agreement) to the respective purchasers thereof





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         within 20 days after the date such offer is accepted by the
         Corporation and Accredited Parties, whichever is later, against delivery by the purchasers of the consideration for such shares; provided that, if the HSR Act is applicable to the First Option or the Second Option, such date shall be extended to the date which is five days after the date the applicable waiting period expires or is terminated.

                 (ii) In the Transferor's Notice, the Transferor shall offer (the "Participation Offer") to include in the proposed transfer to the proposed transferee referred to in Section 3.1(c) a number of shares or Common Stock Equivalents designated by any of the Other Parties, not to exceed, in respect of any such Other Party, the number of shares or Common Stock Equivalents equal to the product of (A) the aggregate number of shares or Common Stock Equivalents to be transferred by the Transferor to the proposed transferee and (B) a fraction with a numerator equal to the number of shares of Fully Diluted Common Stock that such Other Party owns and a denominator equal to the number of shares of Fully Diluted Common Stock owned by the Transferor and each Other Party who wishes to participate in the proposed transfer pursuant to the Participation Offer; provided, that, if the consideration to be received by the Transferor includes any securities, only Accredited Parties shall be entitled to include their shares or Common Stock Equivalents in such transfer. The Participation Offer shall be conditioned upon the Transferor transferring shares or Common Stock Equivalents pursuant to the First Option and/or the Second Option or consummating (which it shall not be obligated to do) the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Party or Other Parties have accepted the Participation Offer, the Transferor shall reduce to the extent necessary the number of shares or Common Stock Equivalents it otherwise would have sold in the proposed transfer so as to permit Other Parties who have accepted the Participation Offer to sell the number of shares or Common Stock Equivalents that they are entitled to sell under this clause (ii), and the Transferor and such other Party or Other Parties shall transfer the number of shares or Common Stock Equivalents specified in the Participation Offer as follows: (W) to the Corporation, if it exercised the First Option in whole, or (X) if the Corporation exercised the First Option in part and the Other Party or other Parties who exercised the Second Option do so with respect to the remaining shares or Common Stock Equivalents, to the Corporation and the Other Party or other Parties, or (Y) if the Corporation did not exercise the First Option, to the other Party or Other Parties who exercised the Second Option in full, if any, or (Z) in all other events, to the proposed transferee in accordance with the terms of such transfer set forth in the Transferor's Notice.

                 (d) No shares of Common Stock or Common Stock Equivalents may be transferred by a Party (other than pursuant to an effective registration statement under the Securities Act otherwise permitted hereunder) unless, upon the request of the Corporation, such Party first delivers to the Corporation an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such transfer is not required to be registered under the Securities Act.





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                 (e)  Transfers pursuant to Sections 3.1(a) and 3.1(b) shall not be subject to Section 3.1(c). Other than transfers pursuant to Section 3.1(b), no transfers of shares of Common Stock or Common Stock Equivalents shall be made unless prior to the consummation thereof, the Party transferring such shares delivers to the Corporation in form reasonably acceptable to the Corporation a written agreement of the proposed transferee to become a Party and be bound by the terms hereof.

                 (f) Any purported transfer of Common Stock or Common Stock Equivalents by a Party which is not permitted by the foregoing provisions of this Section, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

                 (g) Notwithstanding any provision to the contrary, the pledge of Common Stock or Common Stock Equivalents to secure indebtedness or other liabilities of the Corporation at the Corporation's request (including, without limitation, the pledge pursuant to the pledge agreement contemplated by the Loan Documents, as such term is defined in the Investment Agreement), and any sale or disposition pursuant to the terms of any such pledge, shall not constitute a transfer pursuant to Section 3.

                 3.2 Certain Events Not Deemed Transfers. In no event shall any of the following constitute a transfer of shares or Common Stock Equivalents for purposes of Section 3.1: an exchange, reclassification or other conversion of shares into any cash, securities or other property pursuant to (i) the terms thereof (including, without limitation, the conversion of the Preferred Stock into Common Stock), (ii) a merger, consolidation or recapitalization of the Corporation or any Subsidiary with, or (iii) a sale or transfer by the Corporation or any Subsidiary of all or substantially all its assets to, any person or entity.

                 3.3 Control of Bace by Tyler and Zoellner. Tyler and Zoellner agree that so long as Bace owns any Common Stock Equivalents they will maintain ownership and control of a majority of the equity interest and voting power in Bace.

                 3.4 Pledge of Shares at the Request of the Corporation. If requested by the Board of Directors and approved by Purchasers holding at least a majority of the Fully Diluted Common Stock then held by the Purchasers, the Corporation may require all Parties (excepting those exempted as provided in the last sentence of this Section 3.4) to pledge the shares of Capital Stock held by them (or a portion thereof pro rata among all such Parties) to secure indebtedness and other liabilities of the Corporation or its Subsidiaries.
Each Party shall be obligated to execute and deliver such pledge agreements, consents, financing statements or other certificates, instruments, agreements, notices or other documents as the Board of Directors and such Purchasers may deem necessary or advisable in connection therewith. In the event such a pledge of shares of Capital Stock occurs and the pledgee forecloses upon a pledge by a Party in a manner disproportionate to that of any other Party (except for events in which such Party is in default of a covenant under its pledge agreement other than through an act or omission of the Corporation or a Subsidiary thereof), all Parties shall contribute portions of their remaining





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shares of Capital Stock in order to make such foreclosure proportionate among all Parties; provided, however, that any proceeds obtained by such Party from such a foreclosure shall be distributed among such Party and all other Parties making such a contribution in the proportion to the shares of Capital Stock held by them after such contribution. A Party may be exempted from the obligation to pledge shares of Capital Stock or to contribute shares of Capital Stock and proceeds with respect to any indebtedness or liabilities under this
Section 3.4 if such exemption is approved by (i) the holders of a majority of the Fully Diluted Common Stock represented by Series A Preferred and Class A Common Stock into which Series A Preferred has been converted and (ii) the holders of a majority of the Fully Diluted Common Stock represented by Series B Preferred and Class A Common Stock into which Series B Preferred has been converted (the "Series B Majority Holders").


                                   ARTICLE 4

                                  TERMINATION

                 4.1 Termination. All provisions of this Agreement shall terminate (a) in respect of all Parties, upon the consummation of a Qualified Public Offering (provided, that (x) the obligations of the Parties to vote for two (or three if the Board of Directors has seven members) designees of Bace to the Board of Directors and three (or four if the Board of Directors had seven members) designees of the Purchasers, pursuant to Section 2.1(a) (it being understood that the size of the Board of Directors may be increased beyond seven members in connection with a Qualified Public Offering and that the Purchasers shall have the right to designate all such additional directors but with such designees being subject to the approval of the Series B Majority Holders) and (y) the requirement to make a Participation Offer as provided in
Section 3.1(c)(ii) except in the case of a transaction or transfer otherwise exempt from Article 3 or a tender offer or similar offer or transaction made available to all Parties hereto, shall all survive for a period of two years from such a termination upon the consummation of a Qualified Public Offering or, if earlier, the time this Agreement would otherwise terminate pursuant to this Section 4.1); (b) in respect of any Party, when such Party (and its Affiliates who acquired shares of Common Stock from such Party) no longer owns any Common Stock or Common Stock Equivalents; (c) in respect of all Parties, upon the written consent of Parties who then own 80% or more of the Fully Diluted Common Stock held by all of the Parties (including either Tyler or Zoellner if Bace remains a Party); and (d) in any event, upon the dissolution of the Corporation.

                                   ARTICLE 5

                                 MISCELLANEOUS

                 5.1 Amendment. Subject to the following sentence, this Agreement may be altered or amended by the written consent of the Corporation and Parties who then own 80% or more of the Fully Diluted Common Stock held by all of the Parties (including at least one of Tyler, Zoellner or Bace if any of them remains a Party owning Common Stock Equivalents subject to the terms of this Agreement), and such alteration or amendment shall be binding upon all Parties to this Agreement and all other persons. No alteration or amendment that adversely affects the rights of a Party hereto shall be enforceable against such Party until such Party has consented in writing to such alteration or amendment; provided that any alteration or amendment made for the purpose of adding an additional Party hereto shall not be deemed to adversely affect the rights of any other Party hereto.

                 5.2 Equitable Relief. The Parties and the Corporation recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties hereto and the Corporation may have specific performance, injunction, injunctive or other equitable relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

                 5.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties and the Corporation. No such assignment shall relieve the assignor from any liability hereunder. No assignment hereof shall be effective until the Party making an assignment hereof delivers to the Corporation an executed counterpart of this Agreement by the transferee or an agreement in writing executed by the transferee to be bound by the terms hereof to the same extent as if such transferee was a Party hereto.

                 5.4 Shares Subject to this Agreement. All shares of Common Stock or Common Stock Equivalents now owned or hereafter acquired by any of the Parties shall be subject to the terms of this Agreement.

                 5.5 Legend. Certificates evidencing shares of Common Stock or Common Stock Equivalents owned by the Parties shall bear a legend in substantially the following form:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING RESTRICTIONS AND OTHER TERMS AND CONDITIONS SET FORTH IN

         THE STOCKHOLDERS AGREEMENT, DATED AS OF MAY 15, 1996, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

                 5.6 Notices. Any and all notices, designations, consents, offers, acceptances or any other communications provided for herein shall be given in writing by personal delivery overnight courier or telecopy, which shall be addressed, or sent, to the respective addresses set forth on the signature pages hereto or such other address as designated by any Party by like notice from time to time.

                 5.7 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

                 5.8 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

                 5.9 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

                 5.10 Entire Agreement. This Agreement contains the entities understanding of the parties hereto respecting the subject matter hereof, and supersedes all prior agreements, discussions and understandings.

                 5.11 Cumulative Rights. The rights of the Parties and the Corporation under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements, including the Investment Agreement.

                 5.12 Severability. Should any particular provision of this Agreement be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted and the remainder of the Agreement, nevertheless, shall remain unaffected and fully enforceable; further, to the extent any provision herewith is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible.

                 5.13 No Waiver. No delay on the part of any party hereunder in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power of privilege.

                 5.14 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                 5.15 Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

                 5.16 Action by Purchasers. Any action, approval or notice that can be given by the Purchasers as a group pursuant to this Agreement shall be deemed to be taken or made if so taken or made by Purchasers holding at least a majority of the Fully Diluted Common Stock then held by the Purchasers.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                           RENTX INDUSTRIES, INC.

                                           By: /s/ CRAIG J. ZOELLNER
                                               --------------------------------
                                               Craig J. Zoellner
                                               Vice President

                                           Address:
                                           1522 Blake Street
                                           Denver, Colorado  80202
                                           Attention:  Dirk M. Tyler


                                           BACE INVESTMENTS, LLC

                                           By: /s/ CRAIG J. ZOELLNER
                                               --------------------------------
                                               Craig J. Zoellner
                                               Member

                                           Address:
                                           1522 Blake Street
                                           Denver, Colorado  80202
                                           Attention:  Dirk M. Tyler

                                           MESIROW CAPITAL PARTNERS VI

                                           By: Mesirow Financial Services,
                                               Inc., General Partner


                                               By: /s/ THOMAS E. GALUHN
                                                   ----------------------------
                                                   Thomas E. Galuhn
                                                   Vice President

                                                   Address:
                                                   350 North Clark Street
                                                   Chicago, Illinois  60610
                                                   Attention:  Thomas E. Galuhn

                                THE EDGEWATER PRIVATE EQUITY FUND
                                II, L.P.

                                By:     Gordon Management, Inc.
                                        General Partner


                                        By:  /s/ J. A. GORDON
                                             -------------------------------
                                             James A. Gordon
                                             President

                                             Address:
                                             666 Grand Avenue
                                             Suite 200
                                             Des Moines, Iowa  50309
                                             Attention:  James A. Gordon

                                        /s/ RICHARD M. TYLER
                                        -------------------------------
                                        Richard M. Tyler

                                        Address:
                                        1522 Blake Street
                                        Denver, Colorado   80202

                                        /s/ CRAIG J. ZOELLNER
                                        -------------------------------
                                        Craig J. Zoellner

                                        Address:
                                        1522 Blake Street
                                        Denver, Colorado   80202




                (Signature page to the RentX Industries, Inc.
                           Stockholders Agreement)

                                AMENDMENT NO. 1
                                       TO
                             STOCKHOLDERS AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


       This Amendment No. 1 to the Stockholders Agreement (this "Amendment"), entered into effective as of May 15, 1996, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

       WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Stockholders Agreement, dated as of May 15, 1996 (the "Stockholders Agreement");

       WHEREAS, Grinnell, in addition to certain other persons, became a party to the Stockholders Agreement on May 29, 1996;

       WHEREAS, Inroads became a party to the Stockholders Agreement on August 2, 1996;

       WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Stockholders Agreement; and

       WHEREAS, the Stockholders Agreement may be amended by the consent of the parties hereto;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

       1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Stockholders Agreement.

       2. AMENDMENTS TO SECTION 1.1. Clause (v) of the definition of the term "Affiliate" set forth in Section 1.1 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

       "(v) in the case of Bace, Tyler, Zoellner, any Affiliate of Tyler, any Affiliate of Zoellner or any employee of or independent contractor to Bace or Bace Industries, LLC other than Tyler or Zoellner (a "Bace Employee"),"

       3. AMENDMENT TO SECTION 3.1. Section 3.1(a) of the Stockholders Agreement is hereby amended by adding the following sentence immediately before the existing first sentence in Section 3.1(a):

       "A Party who is or was a Bace Employee that holds shares of Common Stock or Common Stock Equivalents may transfer such shares of Common Stock or Common Stock Equivalents to Bace or any Affiliate of Bace (other than a Bace Employee)."

       4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

       5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.



                            RENTX INDUSTRIES, INC.


                            By:  /s/ Richard M. Tyler
                               -------------------------------------------------
                                   Richard M. Tyler
                                   Vice President


                            BACE INVESTMENTS, LLC


                            By:  /s/ Craig J. Zoellner
                               -------------------------------------------------
                                   Craig J. Zoellner
                                   Member


                            MESIROW CAPITAL PARTNERS VI

                            By:    Mesirow Financial Services, Inc.,
                                   General Partner


                                   By:  /s/ Thomas E. Galuhn
                                      ------------------------------------------
                                           Thomas E. Galuhn
                                           Vice President

                            THE EDGEWATER PRIVATE EQUITY FUND II, L.P.

                            By:    Gordon Management, Inc.,
                                   General Partner


                                   By:  /s/ James A. Gordon
                                      ------------------------------------------
                                           James A. Gordon
                                           President


                     (Signature page to Amendment No. 1 to
                            Stockholders Agreement)

                            TRUSTEES OF GRINNELL COLLEGE


                            By:  /s/ David S. Clay
                               -------------------------------------------------
                                   David S. Clay
                                   Vice President for Business and Treasurer


                            INROADS CAPITAL PARTNERS, L.P.

                            By:    Inroads General Partner, L.P.,
                                   General Partner


                                   By:  /s/ Margaret G. Fisher
                                      ------------------------------------------
                                           Margaret G. Fisher
                                           General Partner





                     (Signature page to Amendment No. 1 to
                            Stockholders Agreement)

                               AMENDMENT NO. 2
                                      TO
                             STOCKHOLDERS AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


       This Amendment No. 2 to the Stockholders Agreement (this "Amendment"), entered into effective as of June 9, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P. ("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

       WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Stockholders Agreement, dated as of May 15, 1996 (as amended by Amendment No. 1 thereto, dated as of May 15, 1996, the "Stockholders Agreement");

       WHEREAS, Grinnell, in addition to certain other persons, became a party to the Stockholders Agreement on May 29, 1996;

       WHEREAS, Inroads became a party to the Stockholders Agreement on August 2, 1996;

       WHEREAS, the parties desire to enter into this Amendment in order to amend certain provisions of the Stockholders Agreement; and

       WHEREAS, the Stockholders Agreement may be amended by the consent of the parties hereto;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

       1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Stockholders Agreement.

       2. AMENDMENTS TO SECTION 1.1. Clause (v) of the definition of the term "Affiliate" set forth in Section 1.1 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

       "(v) in the case of Bace, Tyler, Zoellner, any Affiliate of Tyler, any Affiliate of Zoellner or any employee of or independent contractor to Bace or Bace Industries, LLC other than Tyler or Zoellner (a "Bace Employee") (and Charles D. Greenidge ("Greenidge") shall, for all purposes of this Agreement, be considered a Bace Employee with respect to the shares of Series B Preferred to be sold to Greenidge by Bace in connection with the termination of his independent contractor relationship with Bace),"

       3. AMENDMENT TO SECTION 2.2. The first sentence of Section 2.2 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

       "It is understood and accepted that a Party may not have any interests (other than the ownership of not more than 5% of the common stock of a publicly held entity in which such party does not have any other involvement) or engage in any other business ventures which compete in any material respect with the activities of the Corporation or its Subsidiaries; provided, however, that Greenidge may have such interests and engage in such business ventures as are not prohibited by that
       certain Brokerage Agreement dated as of June 9     , 1997 among the
       Corporation, Greenidge & Associates, Inc. and Greenidge; provided, further, that such Brokerage Agreement may not be amended without the prior consent of the Majority Holders (as such term is defined in the Investment Agreement)."

       4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

       5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                            RENTX INDUSTRIES, INC.


                            By:  /s/ ARNOLD A. BERNSTEIN
                               -------------------------------------------------
                                   Arnold A. Bernstein
                                   President


                            BACE INVESTMENTS, LLC


                            By:  /s/ RICHARD M. TYLER
                               -------------------------------------------------
                                   Richard M. Tyler
                                   Member


                            MESIROW CAPITAL PARTNERS VI

                            By:    Mesirow Financial Services, Inc.,
                                   General Partner


                                   By:  /s/ THOMAS E. GALUHN
                                      ------------------------------------------
                                           Thomas E. Galuhn
                                           Vice President

                            THE EDGEWATER PRIVATE EQUITY FUND II, L.P.

                            By:    Gordon Management, Inc.,
                                   General Partner


                                   By:  /s/ JAMES A. GORDON
                                      ------------------------------------------
                                           James A. Gordon
                                           President


                     (Signature page to Amendment No. 2 to
                            Stockholders Agreement)

                            TRUSTEES OF GRINNELL COLLEGE


                            By:  /s/ JAMES A. GORDON
                               -------------------------------------------------
                                   James A. Gordon
                                   Authorized Agent


                            INROADS CAPITAL PARTNERS, L.P.

                            By:    Inroads General Partners, L.P.,
                                   General Partner


                                   By:  /s/ MARGARET G. FISHER
                                      ------------------------------------------
                                           Margaret G. Fisher
                                           General Partner





                     (Signature page to Amendment No. 2 to
                            Stockholders Agreement)

                                AMENDMENT NO. 3
                                       TO
                             STOCKHOLDERS AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996

                  This Amendment No. 3 to the Stockholders Agreement (this "Amendment"), dated as of June 26, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P.("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

                  WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Stockholders Agreement, dated as of May 15, 1996 (as amended by Amendment No. 1 thereto, dated as of May 15, 1996, and Amendment No. 2 thereto, effective as of June 9, 1997, the "Stockholders Agreement");

                  WHEREAS, Grinnell, in addition to certain other persons, became a party to the Stockholders Agreement on May 29, 1996;

                  WHEREAS, Inroads became a party to the Stockholders Agreement on August 2, 1996;

                  WHEREAS, the parties hereto desire to enter into this Amendment in order to amend certain provisions of the Stockholders Agreement; and

                  WHEREAS, the Stockholders Agreement may be amended by the consent of the parties hereto;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Definitions. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Stockholders Agreement.

                  2. Amendments to Section 1.1. (a) The definition of the term "Common Stock Equivalents" set forth in Section 1.1 of the Stockholders Agreement is hereby amended to read in its entirety as follows:


                  ""Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including (without limitation) the Series A Preferred, the Series B Preferred and the Series C Preferred."

                  (b) The definition of the term "Preferred Stock" set forth in
Section 1.1 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

                  ""Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock of the Corporation, par value $1.00 per share."

                  (c) Section 1.1 of the Stockholders Agreement is hereby amended to include the definition of "Series C Preferred" as follows:

                  ""Series C Preferred" means the 3,000 shares of convertible Series C Preferred Stock, $1.00 par value per share, of the Corporation."

                  3.  Amendment to Section 3.4.  The last sentence of Section
3.4 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

                  "A Party may be exempted from the obligation to pledge shares of Capital Stock or to contribute shares of Capital Stock and proceeds with respect to any indebtedness or liabilities under this Section 3.4 if such exemption is approved by (i) the holders of a majority of the Fully Diluted Common Stock represented by Series A Preferred and Class A Common Stock into which Series A Preferred has been converted, (ii) the holders of a majority of the Fully Diluted Common Stock represented by Series B Preferred and Class A Common Stock into which Series B Preferred has been converted (the "Series B Majority

                  Holders"), and (iii) the holders of a majority of the Fully Diluted Common Stock represented by Series C Preferred and Class A Common Stock into which Series C Preferred has been converted."

                  4. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                  5. Counterparts. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment No. 3 to the Stockholders Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                            RENTX INDUSTRIES, INC.


                                            By: /s/ ARNOLD A. BERNSTEIN
                                                --------------------------------
                                                Name: Arnold A. Bernstein
                                                Title: President - CEO


                                            BACE INVESTMENTS, LLC


                                            By: /s/ RICHARD M. TYLER
                                                --------------------------------
                                                Richard M. Tyler
                                                Member


                                            MESIROW CAPITAL PARTNERS VI


                                            By: Mesirow Financial Services,
                                                Inc., General Partner


                                                 By: /s/ THOMAS E. GALUHN
                                                     ---------------------------
                                                     Thomas E. Galuhn
                                                     Vice President


                                            THE EDGEWATER PRIVATE EQUITY
                                             FUND II, L.P.


                                            By: Gordon Management, Inc.,
                                                General Partner


                                                 By: /s/ J.A. GORDON
                                                     ---------------------------
                                                     James A. Gordon
                                                     President

                                            TRUSTEES OF GRINNELL COLLEGE


                                            By: /s/ J.A. GORDON
                                                --------------------------------
                                                James A. Gordon
                                                Authorized Agent


                                            INROADS CAPITAL PARTNERS, L.P.


                                            By: Inroads General Partners, L.P.
                                                General Partner


                                                 By: /s/ MARGARET G. FISHER
                                                     ---------------------------
                                                     Margaret G. Fisher
                                                     General Partner



















                     (Signature Page to Amendment No. 3 to
                          the Stockholders Agreement)

                                AMENDMENT NO. 4
                                       TO
                             STOCKHOLDERS AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996


       This Amendment No. 4 to Stockholders Agreement (this "Amendment"), dated as of September 19, 1997, is by and among RentX Industries, Inc. ("RentX"), BACE Investments, LLC ("BACE") and the other parties to the Stockholders Agreement (as defined below). As provided in the Stockholders Agreement, this Amendment shall become binding upon RentX and all such other parties when it has been signed by RentX and Parties (as defined in the Stockholders Agreement) owning 80% or more of the Fully Diluted Common Stock (as defined in the Stockholders Agreement) held by all of the Parties (including BACE), whether or not it is signed by all of the persons for whom signature spaces are provided below.

       WHEREAS, RentX, BACE, Mesirow Capital Partners VI and The Edgewater Private Equity Fund II, L.P. have entered into that certain Stockholders Agreement, dated as of May 15, 1996 (as amended, the "Stockholders Agreement");

       WHEREAS, Trustees of Grinnell College, Inroads Capital Partners, L.P. and certain other persons have become parties to the Stockholders Agreement at various times prior to the date hereof; and

       WHEREAS, the parties hereto desire to enter into this Amendment in order to amend certain provisions of the Stockholders Agreement;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

       1. Amendment to Definition of Qualified Public Offering. The definition of "Qualified Public Offering" in Section 1.1 of the Stockholders Agreement is amended by changing the figure "25%" which appears therein to "20%."

       2. Amendment to Obligation to Vote for Designees to Board of Directors. Sections 2.1 and 4.1 of the Stockholders Agreement obligate the Parties to vote for certain designees of BACE and the Purchasers to the Board of Directors. The Parties agree that the Board of Directors shall consist of nine directors comprised of four designees of the Purchasers, three designees of

BACE, the Chief Executive Officer of the Corporation and an independent director chosen by unanimous vote of the other directors. The provisions of Sections 2.1 and 4.1 shall obligate the parties to exercise all of their rights with respect to the Corporation to create and maintain a Board of Directors so comprised, subject to the survival and termination provisions of Section 4.1. Either BACE or the Purchasers may defer the exercise of the right to designate one or more directors without waiving that right and, in the event of such deferral, the position shall remain vacant until such right is exercised or terminates.

       3. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of laws doctrine.

       4. Counterparts. This Amendment may be underlined in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





                            (Signature Page follows)

       IN WITNESS WHEREOF, this Amendment No. 4 to Stockholders Agreement has been duly executed and delivered by the undersigned as of the date first above written.


                                   RENTX INDUSTRIES, INC.


Date:  September 19, 1997          By: /s/ ARNOLD A. BERNSTEIN
                                      ------------------------------------------
                                   Name: ARNOLD A. BERNSTEIL
                                        ----------------------------------------
                                   Title: PRESIDENT
                                         ---------------------------------------


                                   BACE INVESTMENTS, LLC


Date:  September 19, 1997          By: /s/ CRAIG J. ZOELLNER
                                      ------------------------------------------
                                   Name: CRAIG J. ZOELLNER
                                        ----------------------------------------
                                   Title: MEMBER
                                         ---------------------------------------


                                   MESIROW CAPITAL PARTNERS VI

                                   By:     Mesirow Financial Services, Inc.,
                                           General Partner


Date:  September 19, 1997                   By: /s/ THOMAS E. GALUHN
                                               ---------------------------------
                                                 Thomas E. Galuhn
                                                 Vice President


                                   THE EDGEWATER PRIVATE EQUITY
                                   FUND II, L.P.

                                   By:     Gordon Management, Inc.,
                                           General Partner


Date:  September 19, 1997                  By: /s/ JAMES A. GORDON
                                              ----------------------------------
                                                  James A. Gordon
                                                  President





                     (Signature Page to Amendment No. 4 to
                            Stockholders Agreement)

                                   TRUSTEES OF GRINNELL COLLEGE


Date:  September 19, 1997          By: /s/ DAVID S. CLAY
                                      ------------------------------------------
                                           David S. Clay
                                           Vice President for Business
                                           and Treasurer



                                   INROADS CAPITAL PARTNERS, L.P.

                                   By:     Inroads General Partners, L.P.,
                                           General Partner


Date:  September 19, 1997                  By: /s/ MARGARET G. FISHER
                                              ----------------------------------
                                                   Margaret G. Fisher
                                                   General Partner



Date:  September 17, 1997           /s/ GEORGE A. EVANS
                                   ---------------------------------------------
                                   George A. Evans, V.P. President


Date:  September 19, 1997           /s/ LARRY W. DAVIDSON
                                   ---------------------------------------------
                                   Larry W. Davidson


Date:  September 15, 1997           /s/ GARY J. KULESZA
                                   ---------------------------------------------
                                   Gary J. Kulesza


Date:  September 16, 1997           /s/ CHARLES D. GREENIDGE
                                   ---------------------------------------------
                                   Charles D. Greenidge


Date:  September 19, 1997           /s/ ARNOLD A. BERNSTEIN
                                   ---------------------------------------------
                                   Arnold A. Bernstein





                     (Signature Page to Amendment No. 4 to
                            Stockholders Agreement)

Date:  September 19, 1997           /s/ LAWRENCE R. REDWINE
                                   ---------------------------------------------
                                   Lawrence R. Redwine


Date:  September 19, 1997           /s/ JOHN H. HAYS
                                   ---------------------------------------------
                                   John H. Hays


Date:  September 15, 1997           /s/ B. SCOTT PULLARA
                                   ---------------------------------------------
                                   B. Scott Pullara


Date:  September 19, 1997           /s/ JEFFREY N. MACDOWELL
                                   ---------------------------------------------
                                   Jeffrey N. MacDowell


Date:  September 15, 1997           /s/ ROBERT J. KILGORE
                                   ---------------------------------------------
                                   Robert J. Kilgore


Date:  September 19, 1997           /s/ NORMAN C. KISER
                                   ---------------------------------------------
                                   Norman C. Kiser


Date:  September 17, 1997           /s/ RICHARD H. BALDWIN
                                   ---------------------------------------------
                                   Richard H. Baldwin


Date:  September 15, 1997           /s/ CHARLES E. BAKER
                                   ---------------------------------------------
                                   Charles E. Baker


Date:  September 19, 1997           /s/ THOMAS D. NUGENT
                                   ---------------------------------------------
                                   Thomas D. Nugent


Date:  September 15, 1997           /s/ JEFREY A. EIDE
                                   ---------------------------------------------
                                   Jeffrey A. Eide


Date:  September 15, 1997           /s/ HERSHEL A. MANNING
                                   ---------------------------------------------
                                   Hershel A. Manning





                     (Signature Page to Amendment No. 4 to
                            Stockholders Agreement)